Accumulated Other Comprehensive Income (Loss) - Components of Accumulated Other Comprehensive Income (Loss) Included in Stockholders' Equity (Detail) - USD ($) $ in Thousands	Mar. 31, 2016	Mar. 31, 2015
Equity [Abstract]
Net unrealized gain on securities available for sale	$ 131	$ 207
Tax effect	(54)	(85)
Net of tax amount	77	122
Benefit plan adjustments	160	(1,021)
Tax effect	(65)	418
Net of tax amount	95	(603)
Accumulated other comprehensive income (loss)	$ 172	$ (481)